Exhibit 99.1

Audited Financial Statements of NeXplore Technologies, Inc. for the period from January 17, 2006 (date of inception) to June 30, 2006

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

June 30, 2006

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX

Page

Report of Independent Registered Certified Public Accountants	3

Financial Statements

Balance Sheet at June 30, 2006	4

Statement of Operations for the Period from Inception (January 17, 2006)
to June 30, 2006	5

Statement of Stockholders' Equity (Deficit) for the Period from Inception (January 17, 2006)
to June 30, 2006	6

Statement of Cash Flows for the Period from Inception (January 17, 2006)
to June 30, 2006	7

Notes to Financial Statements	8

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
of Nexplore Technologies, Inc.

We have audited the accompanying balance sheet of Nexplore Technologies, Inc. (the "Company") as of June 30, 2006 and the related statements of operations, stockholders' equity (deficit) and cash flows for the period from inception (January 17, 2006) to June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexplore Technologies, Inc. as of June 30, 2006 and the results of its operations and its cash flows for the period from inception (January 17, 2006) to June 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company may need additional capital to fund its research and development, marketing efforts and address other unanticipated competitive threats, technical problems, economic conditions or other requirements to execute its business plan. All of these matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

/s/ KBA GROUP LLP
KBA GROUP LLP
Dallas, Texas
January 24, 2007

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
June 30, 2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$356,624
Prepaid expenses and other current assets	28,145

Total current assets	384,769

PROPERTY, EQUIPMENT AND SOFTWARE
Computers and equipment	35,673
Purchased software	7,760
Capitalized software development costs	124,035
Furniture and fixtures	56,254
223,722
Less accumulated depreciation	(4,465)

Property, equipment and software, net	219,257

Intangible assets, net	10,246
Other assets	30,497

TOTAL ASSETS	$644,769

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Line of credit	$150,000
Accounts payable	35,333
Accrued liabilities	62,131
Current portion of deferred rent	2,928

Total current liabilities	250,392

Deferred rent, less current portion	5,367
Preferred stock pending issuance	426,500

Total liabilities	682,259

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock; $0.00001 par value; 100,000,000 shares authorized;
50,643,875 shares issued and outstanding	506
Additional paid-in capital	497,499
Deficit accumulated during the development stage	(535,495)

Total stockholders' equity (deficit)	(37,490)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$644,769

The accompanying notes are an integral part of this financial statement

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS
Period from Inception (January 17, 2006) to June 30, 2006

Revenue	$-

Operating expenses
General and administrative	524,259
Research and development	9,704

Total operating expenses	533,963

Operating loss	(533,963)

Other income (expenses)
Interest income	264
Interest expense	(1,796)

Total other income (expenses)	(1,532)

Net loss	$(535,495)

The accompanying notes are an integral part of this financial statement

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
Period from Inception (January 17, 2006) to June 30, 2006

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Issuance of Common Stock

January 25, 2006 (Founders)	50,500,000	$505	$-	$-	$505

February 2, 2006	140,375	1	483,499	-	483,500

March 28, 2006	3,500	-	14,000	-	14,000

Net loss	-	-	-	(535,495)	(535,495)

Balance at June 30, 2006	50,643,875	$506	$497,499	$(535,495)	$(37,490)

The accompanying notes are an integral part of this financial statement

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
Period from Inception (January 17, 2006) to June 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(535,495)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation and amortization	4,465
Changes in operating assets and liabilities
Prepaid expenses and other assets	(58,642)
Accounts payable	35,333
Accrued liabilities	62,131
Deferred rent	8,295

NET CASH USED IN OPERATING ACTIVITIES	(483,913)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, equipment and software	(99,687)
Capitalized software development costs	(124,035)
Investment in intangible assets	(10,246)

NET CASH USED IN INVESTING ACTIVITIES	(233,968)

CASH FLOWS FROM FINANCING ACTIVITIES
Net advances on line of credit	150,000
Proceeds from issuance of common stock	498,005
Preferred stock pending issuance	426,500

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,074,505

NET INCREASE IN CASH AND CASH EQUIVALENTS	356,624

CASH AND CASH EQUIVALENTS AT INCEPTION	-

CASH AND CASH EQUIVALENTS AT END OF YEAR	$356,624

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$1,796

NEXPLORE TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
Period from Inception (January 17, 2006) to June 30, 2006

NOTE 1.      DESCRIPTION OF THE BUSINESS

NeXplore Technologies, Inc. (the "Company") was incorporated on January 17, 2006 in the state of Texas. The Company is a Web 2.0 Software Development company dedicated to creating a series of dynamic, user-focused Internet properties and applications. Current period operations involve primarily raising capital, domestic and international planning and development, developing software, as well as administrative and staffing responsibilities.

NOTE 2.      LIQUIDITY AND CAPITAL RESOURCES

Since inception, the Company has been engaged primarily in raising capital, planning and development, and development of software. In the course of funding these activities, the Company has sustained operating losses since inception and has a stockholders' deficit of $37,490 at June 30, 2006. The Company has and will continue to use significant capital to design, develop, and commercialize its products. At June 30, 2006 the Company has $356,624 in cash and cash equivalents. During the period from inception through June 30, 2006 the Company raised approximately $500,000 through the sale of 143,875 shares of common stock. Subsequent to June 30, 2006, through the date of this report, the Company has raised additional capital of approximately $953,000 through the sale of preferred stock (Note 9).

During the year ending June 30, 2007 ("fiscal year 2007"), the Company intends to fund its research and development and marketing efforts and related organization activities by utilizing the cash that the Company has at June 30, 2006 and cash raised in fiscal year 2007. The Company may need additional capital to further develop and enhance its current planned product offerings, introduce new products and to address unanticipated competitive threats, technical problems, economic conditions or other requirements. However, there can be no assurance that any such additional financing will be available to the Company. Additional equity financing may involve substantial dilution to the Company's then existing stockholders. In the event the Company is unable to raise additional capital, the Company may be required to substantially reduce or curtail its activities. These matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and all highly liquid investments purchased with an original maturity of less than three months are considered to be cash and cash equivalents.

Cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts. To minimize this risk, the Company places its cash and cash equivalents with major U.S. financial institutions.

Property, Equipment and Software

Property, equipment and software is stated at cost less accumulated depreciation and amortization and is depreciated and amortized on a straight-line basis over the estimated useful lives of the assets. Such lives vary from 3 to 7 years as follows:
Years

Computer and equipment	5
Purchased software	3
Capitalized software development costs	3
Furniture and fixtures	7

Repair and maintenance costs are expensed as incurred. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Depreciation and amortization expense related to property, equipment and software totaled $4,465 during the period from inception through June 30, 2006.

Long-Lived Assets

The Company reviews long-lived assets (including definite lived intangible assets) for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if an impairment is indicated by its carrying value not being recoverable through undiscounted cash flows. The impairment loss is the difference between the carrying amount and the fair value of the asset estimated using discounted cash flows. Long-lived assets held for sale are reported at the lower of cost or fair value less costs to sell. There were no indications of impairment in the Company's long-lived assets during the period from inception (January 17, 2005) to June 30, 2006

Intangible Assets

At June 30, 2006, a total cost of $10,246 was incurred aggregately for trademarks, web domain, and patents. Amortization is recorded on a straight-line basis over the estimated useful lives of definite lived intangible assets. Amortization is computed using the following estimated useful lives:
Years

Trademarks	15
Web domain	3
Patents	15

Capitalized Software Development Costs

The Company incurs software development costs that relate primarily to development of internal use software. Costs related to development of internal use software are comprised primarily of salaries and related benefit expenses and to a lesser extent contract labor. Costs related to the application and development stage are capitalized as developed software. All other costs are expensed as incurred. The Company has not begun to amortize developed software as the project related to the software is not yet complete at June 30, 2006.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Deferred Rent

The Company's primary operating lease for its place of business contains a free rent period and contains predetermined fixed increases of the minimum rental rate during the lease term. The Company recognizes rent expense on a straight line basis over the minimum lease term and records the difference between the amounts charged to expense and the rent paid as deferred rent.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes," which uses the asset and liability method to calculate deferred income taxes. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts. The realization of deferred tax assets is based on historical tax positions and expectations about future taxable income. The asset and liability method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense or benefit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Stock- Based Compensation

Stock-based compensation expense recognized during the period is based on the fair value of the portion of the stock-based payment awards that is ultimately expected to vest. Stock-based compensation expense is recognized based on awards ultimately expected to vest, less estimated forfeitures.

The Company accounts for equity instruments issued to non-employees based upon the fair value of the awards. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the earlier of the date on which the counterparty's performance is complete or the date on which it is probable that performance will occur.

NOTE 4.      LINE OF CREDIT

The Company entered into a loan and security agreement with a bank on May 3, 2006. Under the loan and security agreement, the Company has a revolving line of credit which provides for maximum borrowings of $150,000 which is unsecured, due on demand (but if no demand is made, it is due on May 3, 2007) and bears interest at 1% above the Wall Street Journal prime rate. At June 30, 2006, $150,000 was outstanding under the line of credit. Interest on amounts outstanding is payable monthly. The interest rate on June 30, 2006 was 9.25%. The line of credit is personally guaranteed by a significant stockholder.

NOTE 5.      COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases office space under a non-cancelable operating lease. Minimum future payments on the lease as of June 30, 2006 are as follows:

Years ending
June 30,
2007	$83,862
2008	83,862
2009	69,885

$237,609

Rent expense for the period from inception through June 30, 2006 totaled approximately $27,243.

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of business. Management does not believe that the outcome of these matters will have a material adverse effect on the Company's financial position, operating results, or cash flows.

NOTE 6.      INCOME TAXES

Deferred taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The temporary differences that give rise to the deferred tax assets and liabilities at June 30, 2006 are as follows:
Net current deferred tax assets
Deferred salaries	$18,454
Deferred rent	2,820
Less valuation allowance	(21,274)

Net current deferred taxes	$-

Non-current deferred tax assets (liabilities)
Net operating loss	$160,367
Property and equipment	(1,088)
Less valuation allowance	(159,279)

Net non-current deferred taxes	$-

A reconciliation of the recorded income tax provision to the benefit expected by applying the appropriate statutory income tax rate (34%) to the net loss is as follows:
Amount computed at statutory rate	$(182,069)
Permanent difference	1,516
Increase in valuation allowance	180,553
$-

At June 30, 2006, the Company has a net operating loss carryforward of approximately $471,000 that will expire in 2026. Given that the Company is a development stage entity, deferred tax assets associated with the net operating loss carryforward and other items have been fully reserved. A valuation reserve is required when management determines that it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management periodically reviews the expected realization of the Company's deferred tax assets and makes adjustments to the valuation allowance, as appropriate, when conditions change the probability of ultimate realization.

NOTE 7.      STOCK OPTIONS

On February 3, 2006, the Board of Directors issued a resolution regarding issuance of stock options to employees. The resolution authorized the Company's Chief Executive Officer to hire technical employees and to offer options to purchase the Company's common stock as a component of the employees' total compensation. In addition, from inception (January 17, 2006) through June 30, 2006, the board authorized the issuance of stock options to certain other employees, advisory board members and consultants.

A summary of activity related to stock options for the period from inception through June 30, 2006 is as follows:
		Exercise	Weighted
	Number of Shares	Price	Average
	Underlying Options	Per Share	Exercise Price

Granted from inception through June 30, 2006	548,000	$0.01	$0.01

Outstanding at June 30, 2006	548,000	0.01	0.01

Exercisable at June 30, 2006	-	-	-

The weighted average remaining contractual life of stock options outstanding at June 30, 2006 is approximately 4.7 years.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes Model with the following assumptions used for options granted during the period from inception through June 30, 2006.

  Risk free interest rate of 4.5%

  Expected dividend yield of zero

  Expected life of 5 years

  Expected volatility of 0%

The weighted average grant date fair value of options granted from inception (January 17, 2006) through June 30, 2006 is $.04. All such options are exercisable only after the Company is acquired or becomes publicly held. As a result, the Company recognized no stock-based compensation expense as of June 30, 2006.

NOTE 8.      RELATED PARTY TRANSACTIONS

For the period from inception (January 17, 2006) through June 30, 2006, the Company paid consulting fees in the amount of $34,550 to an entity affiliated with the Company through common ownership.

NOTE 9.      SUBSEQUENT EVENTS

On August 29, 2006, the Secretary of State of the State of Texas certified the Restated Certificate of Formation for the Company, authorizing the Company to change its capital structure as follows: the total number of shares for all classes of stock which the corporation shall be authorized to issue is 104,000,000 shares, divided into the following: (i) 4,000,000 of preferred stock, no par value (various series to be determined at a later date), and (ii) 100,000,000 shares of common stock of the par value of $0 .00001 per share.

On August 31, 2006, the Secretary of State of the State of Texas certified a resolution adopted by the board of directors designating 1,000,000 shares as Series A convertible preferred stock ("Series A Shares"). The holders of the Series A Shares are entitled to receive dividends, when and as declared by the Board of Directors at an annual rate of 8%. Series A Shares are non-voting, and have a per share liquidation value equal to the consideration paid ($1.00) plus any accrued but unpaid dividends. The Series A Shares are convertible into common shares at a 30% premium, computed by dividing the liquidation value by $.77.

Also on August 31, 2006, the Company entered into an exchange agreement with certain common stockholders, whereby the Company agreed to issue 497,500 Series A Shares in exchange for 124,375 outstanding common shares. In addition, the Company issued 502,500 Series A Shares for $502,500. A portion of this cash ($426,500) was received prior to June 30, 2006, and is reflected in these financial statements as preferred stock pending issuance.

On December 8, 2006, the Secretary of State of the State of Texas certified a resolution adopted by the Board of Directors designating 1,000,000 shares as Series B convertible preferred stock ("Series B Shares"). The holders of the Series B Shares are entitled to receive dividends, when and as declared by the Board of Directors at an annual rate of 8%. Series B Shares are non-voting and have a per share liquidation value equal to the consideration paid ($2.50) plus any accrued but unpaid dividends. The Series B Shares are convertible into common shares at a 20% premium, computed by dividing the liquidation value by $2.08. As of January 24, 2007, 351,001 Series B Shares have been issued for cash consideration of $877,503.

On August 31, 2006, the Company issued 58,500 common shares to an existing stockholder.

Subsequent to June 30, 2006, the Company issued options to purchase an additional 2,296,452 shares of common stock to employees, consultants and advisory board members at an exercise price of $.01 per share. These options have five-year terms and are exercisable only after the Company is acquired or becomes publicly held.

On August 21, 2006, 100,000 shares of common stock were issued to a consultant for services rendered to the Company.

As of December 21, 2006, three additional office spaces were leased for a one year term at an annual cost of $40,899. The office spaces are located at: (1) Hall Office Park - Frisco, Texas (a second space on a different floor in the same building), (2) China Life Tower - Beijing, People's Republic of China, and (3) Smolensky Square - Moscow, Russian Federation.